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                                                                   EXHIBIT 23.4

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in this Amendment No. 4 to Form S-4 Registration Statement of our report dated November 30, 1995 included herein for the year ended June 30, 1995 and for the period from inception (August 22, 1989) to June 30, 1995 and to all references to our Firm included in this Amendment No. 4 to Form S-4 Registration Statement.

                                                  /s/ ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
 April 16, 1997